U.S. GOVERNMENT SECURITIES FUND

11 Hanover Square, New York, NY 10005

American Stock
Exchange Symbol:

BBG


August 17, 1998


Fellow Shareholders:


We are very pleased to submit this Annual Report to shareholders and to note that the Fund's total return was 12.87% on a market value basis, and 6.43% on a net asset value basis, for the twelve months ending on the Fund's June 30, 1998 fiscal year. We are also pleased to note that at this writing the Fund's 12 month dividend distribution yield stands at 8.30%, as reported by Morningstar, Inc. The Fund's current net asset value is $14.59. With a recent closing market price of $13.25 per share, we believe this represents an opportunity to purchase shares at an attractive discount from their underlying value.

In our December 31, 1997 report, we predicted rising bond prices on interest rate declines during the first half of 1998. While we are pleased to have been correct, we note that bond price increases were not uniform throughout the entire maturity spectrum of U.S. government obligations. The yields on U.S.government securities maturing in ten and thirty years declined by 0.3% to 5.45% and 5.63%, respectively, while yields on debt maturing in two and five years decline by only .18 % to 5.47%, and by .24% to 5.47%. This "flattening of the yield curve" is predominantly the result of the inability of short term rates to decline significantly lower than the Fed Funds overnight rate, which has been maintained at 5.5% since March 1997.

In December, we identified several variables that would contribute to a decline in interest rates. We felt that turmoil in Asia would have a deflationary impact on the prices of commodities and manufactured imports, would mitigate against domestic price pressures caused by low levels of unemployment, and would create a global preference for the safety of U.S. government securities. In addition, we felt that the Federal budget surplus, which reduced the supply of government debt, when combined with the huge reinvestment demand from interest payments on the National Debt would create a structural imbalance which would promote lower interest rates.


Finally, we anticipated that a slowdown in the torrid pace of domestic growth, which could prompt easier monetary policy and reduce inflationary pressures. Predominantly our outlook has been correct, and is unchanged. While GDP grew at a torrid rate of 5.4 % in the first quarter, we anticipate much slower growth for the balance of the year. We are pleased that monthly inflation reports continue to be low, but also note that this has been the case for so long that additional improvement in the year-over-year data which we monitor has become difficult to attain. We also note that real government securities yields in the United States are among the most attractive in the developed world, and expect continued demand for U.S. debt from both value and safety conscious international investors.


Future declines in interest rates will continue to be constrained by the Federal Funds overnight rate. Historically, the Federal Funds rate is thought to be neutral when it is around 1.75 percentage points greater than the rate of inflation. Over the past year, core producer prices are up only 0.8 %, and core consumer prices have risen only 2.2%, implying a neutral Fed Funds rate between 2.5% and 4%, much lower than the current 5.5% level. In his February Humphrey-Hawkins Testimony to the Congress, Alan Greenspan acknowledged this passive increase in monetary restraint by the Fed as a deliberate and welcome tightening, intended to offset sources of stimulus in the economy, such as rising equity prices. We expect this rate to remain unchanged until the balance of forces in the economy tilt either toward a reemergence of inflation, which would prompt greater restraint, or clear signs that weakness in Asia has become excessively deflationary and threatens growth globally. While "inverted yield curves" where long term interest rates are lower than short term rates, are historically anomalous, they are not unprecedented, and we continue to believe that intermediate and long term interest rates can decline further, despite current Federal Reserve Bank policy. In view of market conditions, the Fund's strategy during the year was to maintain a longer than average duration during periods of declining rates, and to reallocate U.S.Treasury securities relative to mortgage backed securities in the Fund's portfolio.

As explained in the letter to Fund shareholders on August 17, 1998, the Fund announced that it intends to invest up to 35% of its total assets in equity and other securities, commencing on October 19, 1998. The Board of Directors of the Fund believes that a portion of the Fund's assets may be invested more effectively if the permissible investments are broadened. In a rapidly changing market, it is important for the Fund to have the flexibility to purchase a variety of instruments because while under certain market conditions certain types of securities may be deemed most appropriate for purchase by the Fund, under other market conditions other types of securities may be deemed preferable. By expanding the universe of securities the Fund may purchase, the Fund's management will be given the opportunity to adjust the Fund's portfolio from time to time in such manner as it then deems appropriate.


Dividend Distribution Increase Reflects New Policy

We are also pleased to report that beginning with the fourth quarter of 1997, the Fund's quarterly dividend distribution was increased to $.30 per share from $.19 previously. This substantial increase is a result of the Fund's Board of Directors recently adopting a managed 8% distribution policy. The policy is intended to provide shareholders with a stable cash flow and eliminate or reduce the amount by which net asset value per share (8% on an annual basis) will be paid primarily from ordinary income and any capital gains with the balance coming from return of capital. We believe shares of the fund are a sound value for safety conscious income oriented investors.


Reinvestment Plan Offers Important Advantage

The Bull & Bear U.S. Government Securities Fund Dividend Reinvestment Plan is particulary attractive because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute significantly to growing your investment over time.

We appreciate your support and look forward to continuing to serve your investment needs.

Sincerely,

Thomas B. Winmill          Steven A. Landis

President                  Senior Vice President
                           Portfoloio Manager

   BULL & BEAR U.S. GOVERNMENT SECURITIES FUND, INC.
   Schedule of Portfolio Investments - June 30, 1998
 Principal                                                                Market
    Amount                                                                Value
           U.S. Government Obligations (35.1%)
$1,000,000 U.S. Treasury Note, 5.75%, due 10/31/02                  $ 1,008,438
 1,000,000 U.S. Treasury Note, 5.75%, due 4/30/03                     1,010,001
 1,000,000 U.S. Treasury Note, 6.625%, due 5/15/07                    1,075,001
 1,000,000 U.S. Treasury Note, 5.625%, due 5/15/08                    1,014,063
   400,000 U.S. Treasury Note, 6.125%, due 11/15/27                     428,750
  Total U.S. Government Obligations (cost: $4,496,881)                4,536,253
           U.S. Government Agencies (64.9%)
 1,000,000 Federal Home Loan Bank, 6.46%, due 10/12/12                1,059,570
 1,000,000 Federal National Mortgage Assn., 6.08%, due 9/25/00        1,009,624
 1,000,000 Federal National Mortgage Assn., 6.41%, due 11/13/12       1,057,805
   707,551 Government National Mortgage Assn., 6.50%, due 7/15/08       715,287
   994,581 Government National Mortgage Assn., 6.50%, due 1/15/28       993,338
 1,799,875 Government National Mortgage Assn., 7.0%, due 11/15/10     1,844,873
   618,092 Government National Mortgage Assn., 7.0%, due 6/15/23        628,526
   115,732 Government National Mortgage Assn., 7.0%, due 5/15/24        117,686
   946,716 Government National Mortgage Assn., 7.25%, due 1/15/27       968,603
                   Total U.S. Government Agencies (cost: $8,229,225)  8,395,312
                   Total Investments (cost: $12,726,106) (100.0%)   $12,931,565


STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998
ASSETS:
    Investments at market value
          (cost: $12,726,106) (note 1)                   $12,931,565

Interest receivable                                             107,164
Other assets                                                        959
             Total assets                                    13,039,688
LIABILITIES:
         Payables:
                Borrowings - reverse repurchase
                      agreement                                   2,035,000
                Interest                                              1,542
                Demand note payable to bank                         130,022
         Accrued expenses                                            78,999
                             Total liabilities                    2,245,563
NET ASSETS: (applicable to 747,236
         outstanding shares: 250,000,000 shares
         of $.01 par value authorized)                           $10,794,125
NET ASSET VALUE PER SHARE:
         ($10,794,125 &divide; 747,236 shares outstanding)            $14.45
At June 30, 1998, net assets consisted of:
         Paid-in capital                                         $11,381,283
         Accumulated net realized loss
                on investments                                     (792,617)
         Net unrealized appreciation on investments                 205,459
                                                                $10,794,125
STATEMENT OF OPERATIONS Year Ended June 30, 1998 INVESTMENT INCOME:
         Interest                                                 $821,223
EXPENSES:
         Legal (note 7)                                           319,621
         Interest                                                  91,976
         Investment management (note 3)                            77,098

         Printing                                                   53,114
         Directors                                                  26,596
         Custodian                                                  21,572
         Transfer agent                                             18,201
         Accounting and audit (note 3)                              13,595
         Registration (note 3)                                       8,569
         Miscellaneous                                              10,915
                Expenses                                           641,257
                Investment management fees waived
                      (note 3)                                      (6,264)
                Net Expenses                                       634,993
                      Net investment income                        186,230
REALIZED AND UNREALIZED GAIN
         (LOSS) ON INVESTMENTS:
         Net realized gain from security transactions              311,085
         Unrealized appreciation of investments
                during the period                                  153,901
                Net realized and unrealized gain
                      on investments                               464,986
                Net increase in net assets resulting
                      from operations                             $651,216


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30,                                                                            1998                  1997
OPERATIONS:
       Net investment income                                                                       $ 186,230             $ 526,240
       Net realized gain (loss) from security transactions                                           311,085              (61,091)
       Unrealized appreciation of investments during the period                                      153,901               153,626
             Net change in net assets resulting from operations                                      651,216               618,775
       Subtractions from paid in capital (note 6)                                                   (39,253)              (73,428)

DISTRIBUTIONS TO SHAREHOLDERS:
       Distributions from net investment income ($0.25 and $0.71                                   (186,230)             (533,200)
             per share, respectively)                                                              (311,085)                     _
       Distributions in excess of net realized gains ($0.42 per share)                             (307,240)                     _
       Distributions from paid in capital ($0.42 per share)
CAPITAL SHARE TRANSACTIONS:                                                                          195,513           (2,256,179)
       Change in net assets resulting from capital share transactions (a) (note 6)                     2,921           (2,244,032)
             Total increase (decrease) in net assets

NET ASSETS:                                                                                       10,791,204            13,035,236
       Beginning of period                                                                      $ 10,794,125          $ 10,791,204
       End of period


(a) Transactions in capital shares were as follows:


                                           1998                    1997
                                     Shares     Value       Shares       Value
Shares sold                          14,896       _          8,064    $ 118,784
Shares issued in
reinvestment of distributions          _       $195,513     17,044      228,039
Shares redeemed                        _          _       (176,926)  (2,603,002)
Net increase (decrease)              14,896    $195,513   (151,818) $(2,256,179)

Notes to Financial Statements

(1) The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund's shares are listed on the American Stock Exchange. The investment objective of the Fund is to provide investors with a high level of income, liquidity, and safety of principal. The Fund seeks to achieve its investment objective by investing primarily in securities backed by the full faith and credit of the United States, as set forth in its prospectus. On August 17, 1998, the Fund announced that it intends to invest up to 35% of its total assets in equity and other securities, commencing on October 19, 1998. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1998, the Fund had an unused capital loss carryforward of approximately $772,000, of which $361,000 expires in 2003, $202,000 in 2004 and $209,000 in 2005. Based on
Federal income tax cost of $12,726,106, gross unrealized appreciation and gross unrealized depreciation were $216,656 and $11,197, respectively at June 30, 1998.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. The Investment Manager voluntarily waived $6,264 of its management fee during the year ended June 30, 1998. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's former distributor. The Fund reimbursed the Investment Manager $3,726 for providing certain administrative and accounting services at cost for the year ended June 30, 1998.

(4) Purchases and proceeds of sales of U.S. government obligations other than short term investments aggregated $21,765,714 and $23,072,308, respectively, for the year ended June 30, 1998.

(5) The Fund has a committed bank line of credit. At June 30, 1998, the balance outstanding was $130,022 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended June 30, 1998, the weighted average interest rate was 4.95% based on the balances outstanding from the line of credit and the reverse repurchase agreement during the year and the weighted average amount outstanding was $1,852,939.


(6) Effective October 4, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. In connection with the conversion, costs of approximately $112,700 were charged against paid-in capital. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Directors in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

(7) A group called Karpus Investment Management ("KIM") failed to elect its slate of nominees in opposition to management at the 1997 annual meeting of stockholders of the Fund. On February 19, 1998, the Fund filed a lawsuit against KIM in the United States District Court for the Southern district of New York, 98 Civ.1190, and KIM filed a lawsuit against the Fund in the Circuit Court for Baltimore City, Maryland, Case No. 9805005. In connection with these and related matters, legal expenses borne by the Fund increased to $319,621 for the year ended June 30, 1998. In addition, KIM has filed preliminary proxy materials with the SEC to remove the Investment Manager of the Fund. The outcome of these matters and their effect on the Fund or the management agreement with the Investment Manager cannot be predicted with certainty.


The date after which notice of a shareholder proposal for the Fund's annual meeting of stockholders submitted outside the processes of 17 CFR S240.14a-8 is considered untimely is September 7, 1998. In addition to any other applicable requirements, for a nomination to be made by a stockholder or for any other business to be properly brought before the annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written to the Secretary of the Fund in the manner set forth in the Fund's By-laws.

FINANCIAL HIGHLIGHTS
Years Ended June 30,



PER SHARE DATA
                                                                      1998           1997         1996         1995          1994
         Net asset value at beginning of period                      $14.74         $14.74      $15.20       $14.63         $15.53
Income from investment operations:
     Net investment income                                              .25            .70         .64          .73            .78
     Net realized and unrealized gain (loss) on investments             .55            .01       (.46)          .60         (1.03)
         Total from investment operations                               .80            .71         .18         1.33          (.25)
Less distributions:
     Distributions from net investment income                          (.25)          (.71)       (.64)        (.76)          (.65)
     Distributions in excess of net realized gains                     (.42)
     Distributions from paid in capital                                (.42)              _           _            _              _
     Increase (decrease) in net asset value                            (.29)              _       (.46)          .57          (.90)
      Net asset value at end of period                                $14.45         $14.74      $14.74       $15.20         $14.63
      Per share market value at end of period                         $13.13         $12.63
      TOTAL RETURN ON NET ASSET VALUE BASIS                            6.43%          5.58%       1.18%        9.40%        (1.76)%
      TOTAL RETURN ON MARKET VALUE BASIS (a)                          12.87%        (9.57)%
      RATIOS/SUPPLEMENTAL DATA
      Net assets at end of period (000's omitted)                    $10,794        $10,791     $13,035      $16,377        $17,777
      Ratio of expenses to average net assets (b)(c)(d)                5.77%          2.13%       2.10%        2.00%          1.85%
      Ratio of net investment income to average net assets (e)(f)      1.69%          4.48%       4.25%        4.96%          4.16%
      Portfolio turnover rate                                           168%           246%        762%         482%           261%



(a) Effective October 4, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. The Fund has calculated total return based upon purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at the lower of the per share net asset value on the payment date or the average of the closing market price for the five days preceding the payment date.

(b) The ratio for the year ended June 30, 1997 after custodian fee credits was 2.07%. Prior to July 1,1996, there was no reduction of custodian fees. There were no custodian credits for the year ended June 30, 1998.

(c) Ratio excluding interest expense was 4.93% and 1.94% for the years ended June 30, 1998 and 1997, respectively.

(d) Ratio prior to reimbursement was 5.82% for the year ended June 30, 1998.

(e) Ratio excluding interest expense was 2.53% and 4.67% for the years ended June 30, 1998 and 1997, respectively.

(f) Ratio prior to reimbursement was 1.64% for the year ended June 30, 1998.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of

Bull & Bear U.S. Government Securities Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Bull & Bear U.S. Government Securities Fund, Inc. including the schedule of portfolio investments as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear U.S. Government Securities Fund, Inc. as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania


July 17, 1998, except for the fifth sentence of Note 1 as to which the date is August 17, 1998


U.S. GOVERNMENT SECURITIES FUND

11 Hanover Square

New York, NY 10005

1-888-847-4200


Independent Accountants

Tait, Weller & Baker